[***] Certain information in this document has been excluded pursuant to Regulation S-K, Item 601(b)(10). Such excluded information is not material and would likely cause competitive harm to the registrant if publicly disclosed.

Exhibit 10.3(b)

AMENDMENT No. 1

WHEREAS, Omada Health, Inc. (“Omada”) and Cigna Health and Life Insurance Company (“CHLIC”) are parties to a Services Agreement effective as of February 1, 2018 (the “Agreement”); and

WHEREAS, Omada and CHLIC wish to amend the agreement pursuant to Section 7.08 of the Agreement to reflect changes that have arisen subsequent to the effective date of the Agreement,

NOW, THEREFORE, Omada and CHLIC hereby agree to amend the Agreement as follows:

1.	The definition of “At-Risk Participants” is deleted and the following substituted in its place:

“At-Risk Participants” means individuals covered under individual and group insurance policies issued by CHLIC and self-insured group health plans administered by CHLIC that have been identified by CHUC as potentially being at risk of developing type 2 diabetes or other obesity-related chronic diseases if preventive measures are not taken.

2.	The definition of “Enrolled Participants” is deleted and the following substituted in its place:

“Enrolled Participants” means any At-Risk Participants who are eligible for and elect to enroll in the Omada Covered Services under the then applicable Omada Participating Provider Agreement. Notwithstanding the foregoing, “Enrolled Participants” shall not include [***]. For purposes of [***], “Enrolled Participants” will include [***].

3.	In Exhibit A, fourth bullet, [***] is substituted for [***].

4.	In Exhibit A, fifth bullet, [***] is substituted for [***].

5.

In Exhibit A, Sections 2, Analytical Services to Identify At-Risk Participants (Effective 1/1/18) and for accounts launching on or after June 1, 2018, the following new section 4 under Inclusion Criteria:

4. [***]

6.	In Attachment 1 to Exhibit A, section 1, substitute [***] for [***].

7.	In Attachment 1 to Exhibit A, section 6, substitute [***] for [***].

8.	In Attachment 1 to Exhibit A, section 8, delete the parenthetical at the end and substitute in its place: [***].

9.	In Exhibit A, the numbering of the subsection for Educational Services (Effective 1/1/19) is changed from 2 to 3 and all subsequent subsections (3-6) are renumbered accordingly (4-7).

10.	In Exhibit A, the heading of Section 1 is revised to read as follows:

“Outreach and Enrollment Support Services for Non-Facets and Non-U500 Insured Business Only”

11.	In Attachment 1 to Exhibit A, the heading is revised to read as follows:

“CLIENT RULES OF ENGAGEMENT FOR NON-FACETS AND NON-U500 FULLY INSURED BUSINESS ONLY”

12.	In Exhibit A, the following new section 7 is added:

7. Services in Connection with Facets and U500 Fully Insured Clients Administered on Proclaim and Power Systems

[***]

This Amendment is effective November 1, 2019.

Except as changed by this Amendment, all the terms of the Agreement remain in full force and effect.

Omada Health, Inc.

By:	/s/ Sean Duffy
Print Name: Sean Duffy
Title: Chief Executive Officer

Cigna Health and Life Insurance Company

By:	/s/ Edward P. Potanka
Print Name: Edward P. Potanka
Title: Assistant Secretary